UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

STAR GOLD CORP.

(Name of Registrant As Specified In Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

(Definitive)

STAR GOLD CORP.

611 E. Sherman Avenue

Coeur d’ Alene, Idaho 83814

November 30, 2011

GENERAL INFORMATION

This Information Statement has been filed with the U.S. Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Star Gold Corp., a Nevada Corporation (the “Company”), to notify such Stockholders of the following:

(1)

On or about November 30, 2011, the Company received written consents in lieu of a special meeting of the board of directors (the “Board”), and of the shareholders owning a majority of the issued and outstanding shares of the Company’s voting securities (the “Shareholders”) authorizing the Board to amend our Articles of Incorporation (the “Articles”) in the State of Nevada as follows:

Article Four (“Capital Stock”) – added additional provisions regarding preferred stock

Article Twelve (“Liability of Directors and Officers”) –added additional protection for officers and directors

Article Thirteen (“Acquisition of Controlling Interest”) – added Article

Article Fourteen (“Combinations with Interested Stockholders”) – added Article

Article Fifteen (“Indemnification”) – added Article

Article Sixteen (“Increasing or Decreasing Shares of Issued Stock”) – added Article

(2)

On or about November 30, 2011, the Company received written consents in lieu of a special meeting of the Board and of the Shareholders authorizing the Board to undertake a 1:6 reverse split of the Company’s shares of common stock.

(3)

On or about November 30, 2011, the Company received written consent, in lieu of a special meeting of the Shareholders, electing Ian Falconer to the Board.

On November 30, 2011, the Board and the Shareholders: 1) approved the amendments to the Articles; and 2) approved the 1:6 reverse stock split and the Shareholders appointed Ian Falconer to the Board.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.  The Board has fixed the close of business on November 30, 2011, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of the Company's common stock entitles its holder to one vote on each matter submitted to the stockholders.  However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least 10 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about December 27, 2011, to all Stockholders of record as of the Record Date.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND

QUARTERLY REPORTS ON FORM 10-Q AND HOUSEHOLDING

A copy of the Exchange Act filings, as filed with the Securities and Exchange Commission (“SEC”) are available upon written request and without charge to shareholders by writing to the Company c/o, Chief Financial Officer, 611 E. Sherman Avenue, Coeur d’ Alene, Idaho 83814, or by calling telephone number (208) 755-5374.  A copy of any and all information that has been incorporated by reference into this information statement shall be sent by first class mail or other equally prompt means within one business day of receipt of such request.

In certain cases, only one Exchange Act filing may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly, upon written or oral request, a separate copy of the annual report or quarterly report(s), as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered.  Such request should also be directed to Chief Financial Officer, Star Gold Corp. at the address or telephone number indicated in the previous paragraph.  In addition, shareholders sharing an address can request delivery of a single copy of annual reports or quarterly reports if they are receiving multiple copies of Exchange Act filings by directing such request to the same mailing address.

All Exchange Act filings are filed with the Commission and are of public record.  Such information can be accessed at www.sec.gov.

INFORMATION WITH RESPECT TO ACTIONS TAKEN BY CONSENT OF SHAREHOLDERS

Amendment to Articles of Incorporation

On or about November 30, 2011, the Company received written consents in lieu of a special meeting of the board of directors (the “Board”), and of the shareholders owning a majority of the issued and outstanding shares of the Company’s voting securities (the “Shareholders”) authorizing the Board to amend our Articles of Incorporation (the “Articles”) in the State of Nevada as follows:

Article Four (“Capital Stock”) – added additional provisions regarding preferred stock

Article Twelve (“Liability of Directors and Officers”) –added additional protection for officers and directors

Article Thirteen (“Acquisition of Controlling Interest”) – added Article

Article Fourteen (“Combinations with Interested Stockholders”) – added Article

Article Fifteen (“Indemnification”) – added Article

Article Sixteen (“Increasing or Decreasing Shares of Issued Stock”) – added Article

Reverse Split of Common Stock

On or about November 30, 2011, the Company received written consents in lieu of a special meeting of the Board and of the Shareholders authorizing the Board to undertake a 1:6 reverse split of the Company’s shares of common stock, such that each shareholder will receive 1 new share for each 6 old shares held on the record date.  The reverse stock split was authorized to reduce the number of issued and outstanding shares existing in the market, increase the share price and thereby increase the trading volume and liquidity for the Company’s shareholders so as to better be able to attract financing, on reasonable terms, in the future should the Company seek additional financing.

Election of Ian Falconer

On or about November 30, 2011, the Company received written consent, in lieu of a special meeting of the Shareholders, electing Ian Falconer to the Board.  There are no material proceedings to which Mr. Falconer is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  There are no family relationships between any director, executive officer and Mr. Falconer.  Following is a brief description of Mr. Falconer’s past business experience.

Mr. Falconer started in the investment business in 1952, spending thirty years with Midland Doherty Ltd., Canada's largest investment firm.  Mr. Falconer eventually became one of three senior partners with Midland Doherty.  Mr. Falconer spent 10 years as a Governor of Simon Fraser University, and three years as Governor of Emily Carr College of Art and Design.  In 1987 Mr. Falconer founded Canadian Springs Water Co. Ltd.  which eventually became a part of Canada's largest bottled water Company.  Canadian Springs was sold  in 1995 and is now a part of Aquaterra Corporation.  Mr. Falconer does not currently serve as an officer or director of any company other than Star Gold although he hashas served as a director of numerous natural resource (oil/gas and mining) companies and in the past. In 1989 Mr. Falconer became a director of Hawkeye Mining (the name was later changed to WGI Heavy Minerals Ltd.), becoming chairman of the board in 1994.    Mr. Falconer and Star Gold’s President, Lindsay Gorrill, previously worked with one another at WGI, identifying properties of Ilminite and Garnet in India, going on to build four mills and three pre con plants for both Ilminite and Garnet.  Mr. Falconer retired from WGI in 1994.

During the past 10 years, Mr. Falconer has not:

1.

Been a party to a petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.

Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of Item 401 of Reg. S-K, or to be associated with persons engaged in any such activity;

5.

Beenfound by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There have been no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Director Independence

Quotations for our common stock are entered on the OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation.

Board Meetings and Committees; Annual Meeting Attendance

During the fiscal year ended April 30, 2011, the Board of Directors met six (6) times.  No incumbent director attended less than 75% of the aggregate total number of meetings and the total number of meetings held by all committees of the Board on which he served.  The Board does not have a policy regarding board member attendance at the annual meeting of shareholders.

Audit and other Committees of the Board of Directors

We are not a listed issuer and as such our Board of Directors is not required to maintain a separately-designated standing audit committee.  Neither do we maintain a standing compensation or nominating committee.  As a result, our entire Board of Directors acts as our audit, compensation and nominating committees. Lindsay Gorrill, a member of our Board of Directors, is a Chartered Accountant and therefore meets the definition of an “audit committee financial expert.”

The Board of Directors does not have a policy regarding nomination of members for election to the Board.  The Board will accept for review members recommended for nomination by shareholders, but does not have a specific policy pertaining to shareholder recommended nominees.

Compliance With Section 16(a) Of The Securities Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulation to furnish us with copies of all forms they file pursuant to Section 16(a). Based on our review of the copies of such forms received by us, other than as described below, no other reports were required for those persons. We believe that, during the year ended April 30, 2011, all Reporting Persons complied with all Section 16(a) filing requirements applicable to them.

EXECUTIVE COMPENSATION.

SUMMARY COMPENSATION TABLE

The following table sets forth total compensation paid to or earned by our named executive officers, as that term is defined in Item 402(a)(2) of Regulation S-X during the fiscal year ended April 30, 2011:

SUMMARY COMPENSATION TABLE
							Non-Qualified
						Non-Equity	Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position		($)	($)	($)	($)	($)	($)	($)	($)
Lindsay Gorrill, President and Director	2010	$ 12,500	$ -	$ -	$ -	$ -	$ -	$ -	$ 12,500
	2011	30,000	-	-	-	-	-	-	$ 30,000

Kelly Stopher, Chief Financial Officer	2010	-	-	-	-	-	-	-	$ -
	2011	24,818	-	-	-	-	-	-	$ 24,818

Scott Jenkins, Director	2010	-	-	-	-	-	-	-	-
	2011	1,950

Ed Ullmer, Director	2010	-	-	-	-	-	-	-	$ -
	2011	1,250	-	-	-	-	-	-	$ 1,250

Sam Nastat, Director	2010	-	-	-	-	-	-	-	-
	2011	-	-	-	-	-	-	-	-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

As of April 30, 2011, we did not have any outstanding equity awards.

EMPLOYMENT CONTRACTS

We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or directors.

OUTSTANDING VOTING SECURITIES

As of November 30, 2011, the Company had 63,110,000 shares of Common Stock issued and outstanding.  Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On November 30, 2011, the Board unanimously approved, by written consent, the actions set forth herein.

On November 30, 2011, the holders of 36,018,000 shares of the Company’s common stock executed and delivered to the Company a written consent approving the actions set forth herein.  Since the action has been approved by the holders of the majority of the issued and outstanding voting shares of the Company in accordance with the Company’s Bylaws and the Nevada Revised Statutes, no proxies are being solicited with this Information Statement.

General

The Company's authorized capital stock consists of 300,000,000 shares of common stock at a par value of $0.001 per share and 10,000,000 shares of preferred stock at par value of $0.001.  There are no provisions in the Company’s charter or by-laws that would delay, defer or prevent a change in its control.

Common Stock

As of November 30, 2011, 63,110,000 shares of common stock are issued and outstanding and held by 20 stockholders.  Holders of the Company's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.

The holders of the Company's common stock (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Company's Board of Directors; (ii) are entitled to share in all of its assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of the Company's affairs; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

Non-cumulative Voting

Holders of shares of the Company's common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of the Company's directors.

Dividends

The Company has not declared any dividends on its common stock since its inception.  There are no dividend restrictions that limit the Company's ability to pay dividends on common stock in its Articles of Incorporation or Bylaws. The Company's governing statute, Chapter 78 – “Private Corporations” of the Nevada Revised Statutes (the “NRS”), does provide limitations on its ability to declare dividends.  Section 78.288 of Chapter 78 of the NRS prohibits us from declaring dividends where, after giving effect to the distribution of the dividend:

(a)	The Company would not be able to pay its debts as they become due in the usual course of business; or

(b)

The Company's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if it were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders who may have preferential rights and whose preferential rights are superior to those receiving the distribution (except as otherwise specifically allowed by the Company's Articles of Incorporation).

Warrants

On November 11, 2008, the Company completed a private placement with one individual to issue 600,000 common shares and 600,000 share purchase warrants at a price of $0.10 per unit.  Each unit comprises of one common share and one share purchase warrant.  The term of the warrant is for three years, and may be exercised at $0.20 during the first year $0.30 during the second year and $0.40 during the third year.  No commissions were paid and no registration rights have been granted.  On or about November 26, 2011 the previously issued warrants were amended to increase the number of warrant shares issuable upon exercise, to one-million two hundred thousand warrant shares, fix the exercise price at $.20 per share, and to fix the termination date of the warrants at April 15, 2012.  In conjunction with the amendment of the warrants, the warrant holder exercised 650,000 warrants, at $.20 per share, for the total exercise price of one hundred thirty thousand and no/100 dollars ($130,000.00).

On November 26, 2010 the Company concluded a private placement, with a single investor, to issue 240,000 Units for the total subscription price of $120,000.00, at $.50 per Unit; each unit consisting of one (1) share of common stock and a warrant to purchase an additional share of common stock.   The term of the warrant is two years, and they may be exercised at $0.75 during the first year and $1.00 during the second year.  No commissions were paid and no registration rights have been granted.  The Company relied upon the exemptions available under the provisions of Regulation S of the Securities Act of 1933.

Options

As of the date of this Report, the Company has issued and outstanding 200,000 stock options with a weighted average exercise price of $0.29 per share in conjunction with certain mining interest agreements on several properties.

As of the date of this Report, the Company has 1,760,000 stock options issued and outstanding to certain directors, officers and consultants under the 2011 Stock Option/Restricted Stock Plan.  These options have a weighted average exercise price of $0.15 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

EQUITY COMPENSATION PLANS

The Company previously administered its 2008 Stock Option Plan (the “2008 Plan”).  The 2008 Plan authorized the Company to issue, to its key employees, officers, directors, consultants and agents, options to purchase up to 2,000,000 shares of its common stock.  As of November 30, 2011 the Company has issued, pursuant to the 2011 Plan, options to purchase up to 1,760,000 shares of the Company’s common stock.  The Company currently administers its 2011 Stock Option/Restricted Stock Plan (the “2011 Plan”).  The 2011 Plan authorizes the Company to issue, to its Employees and Consultants (as those terms are defined in the 2011 Plan), a number of shares of restricted common stock or options to purchase and number of shares of common stock equal to up to ten percent (10%) of the number of issued and outstanding shares of the Company’s common stock at any given time.  As of November 30, 2011 the Company has not issued any shares of restricted common stock pursuant to the 2011 Plan and it has issued options to purchase up to 1,760,000 shares of the Company’s common stock pursuant to the 2011 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company's common stock owned beneficially as of November 30, 2011by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company's directors, (iii) each of the Company's named executive officers; and (iv) officers and directors as a group.  Unless otherwise indicated, the shareholder listed possesses sole voting and investment power with respect to the shares shown.

		Amount and Nature of	Percentage of	Stock options
Title of Class	Name of Beneficial Owner	Beneficial Ownership	Common Stock	Outstanding

DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Lindsay Gorrill	36,018,000	56.9%	800,000
		Direct
Common Stock	Scott Jenkins	-	0%	300,000

Common Stock	Ed Ullmer	-	0%	200,000

Common Stock	Kelly Stopher	-	0%	400,000

Common Stock	All Directors and Executive Officers as a Group	36,018,000	0%	1,700,000

5% STOCKHOLDERS
Common Stock	Lindsay Gorrill	36,018,000	56.9%
		Direct

Notes:
(1)

Based on 63,110,000 shares of the Company's common stock issued and outstanding as of  November 30, 2011. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on November  30,  2011

DISSENTER’S RIGHTS OF APPRAISAL

Section 78.3793 of Nevada Revised Statue (“NRS”) which provides dissenting shareholders with rights to obtain payment of the fair value of his/her shares in the case of control share acquisition is not applicable to the matters disclosed in this Information Statement.  Accordingly, dissenting shareholders will not have rights to appraisal in connection with the amendment to the Articles of Incorporation discussed in this Information Statement.

No officer or director, or any nominee for such, has any substantial interest, director or indirect, by security holdings or otherwise.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Schedule 14C constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect,” and similar expressions include the Company's expectations and objectives regarding its future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under the caption “Management’s Discussion and Analysis or Plan of Operation” and elsewhere in this Schedule 14C. Management advises you to carefully review the reports and documents filed by the Company from time to time with the SEC, particularly its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and the Company's Current Reports on Form 8-K.

As used in this Schedule 14C, the terms “we,” “us,” “our,” “Star Gold,” and the “Company”, mean Star Gold Corp., unless otherwise indicated. All dollar amounts in this Schedule 14Care expressed in U.S. dollars, unless otherwise indicated.

Overview

CORPORATE BACKGROUND

The Company was originally incorporated on December 8, 2006, under the laws of the State of Nevada as Elan Development, Inc.  On April 25, 2008, the name of the company was changed to Star Gold Corp.   Star Gold Corp. is an exploration stage company engaged in the acquisition and exploration of precious metal deposit properties and advancing them toward production.  The Company is engaged in the business of exploring, evaluating and acquiring mineral prospects with the potential for economic deposits of precious and base metals.

The Company currently owns the rights to acquire up to a 100% mining interest (covering a total of 50 unpatented claims) in a mineral property a 98% interest in a Property located in the State of Nevada known as the Excalibur Property.

The Company has completed an initial exploration program on the Excalibur Property, which included Geological Mapping, Rock Sampling and Assaying.  Based on this analysis the Company has decided to move forward with the permitting of this property and associated drilling program.  The permitting was completed in June 2010 and the drilling program commenced the week of June 20th, 2010.

Star Gold Corp. currently leases with an option to acquire 60 unpatented mining claims (covering approximately 490 Hectares) owns a 100% interest in a Property located in the State of Nevada and known as the Longstreet Property. The Company is currently going through the permitting stage to allow it to commence drilling.

On July 7th, 2010, Star Gold Corp. acquired a 100% mining interest in a Property located in the State of Nevada (approximately 300 kilometers northwest of Las Vegas) known as the Jet Property.

The Company has no patents, licenses, franchises or concessions which are considered by the Company to be of importance.  The business is not of a seasonal nature.  Since the potential products are traded in the open market, the Company has no control over the competitive conditions in the industry.

During the year 2010, the Company dropped its 100% interest in the Copper Belle Property, in British Columbia to focus on its Nevada Properties. The Company has no further interest in this property or any ongoing dealings related to the Copper Belle Property.

Overview of Mineral Exploration and Current Operations

Star Gold Corp. is an exploration stage mineral company with no producing mines.  Mineral exploration is essentially a research activity that does not produce a product.  As such, the Company acquires properties which it believes have potential to host economic concentrations of minerals, particularly gold and silver.  These acquisitions have and may take the form of unpatented mining claims on federal land, leasing claims, or private property owned by others.  An unpatented mining claim is an interest that can be acquired to the mineral rights on open lands of the federal owned public domain.  Claims are staked in accordance with the Mining Law of 1872, recorded with the federal government pursuant to laws and regulations established by the Bureau of Land Management  The Company intends to remain in the business of exploring for mining properties that have the potential to produce gold, silver, base metals and other commodities.

Compliance with Government Regulations

If the Company decides to continue with the acquisition and exploration of mineral properties in the State of Nevada it will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration of minerals in the State of Nevada and the United States Federal agencies.

United States

Mining in the State of Nevada is subject to federal, state and local law. Three types of laws are of particular importance to the Company's U.S. mineral properties: those affecting land ownership and mining rights; those regulating mining operations; and those dealing with the environment.

Land Ownership and Mining Rights.

On Federal Lands, mining rights are governed by the General Mining Law of 1872 (General Mining Law) as amended, 30 U.S.C. §§ 21-161 (various sections), which allows the location of mining claims on certain Federal Lands upon the discovery of a valuable mineral deposit and proper compliance with claim location requirements. A valid mining claim provides the holder with the right to conduct mining operations for the removal of locatable minerals, subject to compliance with the General Mining Law and Nevada state law governing the staking and registration of mining claims, as well as compliance with various federal, state and local operating and environmental laws, regulations and ordinances. As the owner or lessee of the unpatented mining claims, the Company has the right to conduct mining operations on the lands subject to the prior procurement of required operating permits and approvals, compliance with the terms and conditions of any applicable mining lease, and compliance with applicable federal, state, and local laws, regulations and ordinances.

Mining Operations.

The exploration of mining properties and development and operation of mines is governed by both federal and state laws.

The State of Nevada likewise requires various permits and approvals before mining operations can begin, although the state and federal regulatory agencies usually cooperate to minimize duplication of permitting efforts. Among other things, a detailed reclamation plan must be prepared and approved, with bonding in the amount of projected reclamation costs. The bond is used to ensure that proper reclamation takes place, and the bond will not be released until that time. The Nevada Department of Environmental Protection, referred to as the NDEP herein, is the state agency that administers the reclamation permits, mine permits and related closure plans on its Nevada property. Local jurisdictions (such as Eureka County) may also impose permitting requirements (such as conditional use permits or zoning approvals).

Environmental Law

The development, operation, closure, and reclamation of mining projects in the United States requires numerous notifications, permits, authorizations, and public agency decisions. Compliance with environmental and related laws and regulations requires us to obtain permits issued by regulatory agencies, and to file various reports and keep records of the Company's operations. Certain of these permits require periodic renewal or review of their conditions and may be subject to a public review process during which opposition to proposed operations may be encountered. The Company is currently operating under various permits for activities connected to mineral exploration, reclamation, and environmental considerations. Unless and until a mineral resource is proved, it is unlikely operations will move beyond the exploration stage. If in the future the Company decided to proceed beyond exploration, there will be numerous notifications, permit applications, and other decisions to be addressed at that time.

Competition

Star Gold Corp. competes with other mineral resource exploration and development companies for financing and for the acquisition of new mineral properties and also for equipment and labor related to exploration and development of mineral properties. Many of the mineral resource exploration and development companies with whom the Company competes have greater financial and technical resources.  Accordingly, competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties.  In addition, they may be able to afford greater geological expertise in the targeting and exploration of mineral properties.  This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration and development.  This competition could adversely impact Star Gold Corp.’s ability to finance further exploration and to achieve the financing necessary for the Company to develop its mineral properties.

The Company provides no assurance it will be able to compete in any of its business areas effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the business, financial condition and operating results.

Employees

The Company has no employees other than the Company's executive officers and directors as of the date of this Schedule 14C. The Company conducts its business largely through agreements with consultants and arms-length persons.

Research and Development Expenditures

The Company has not incurred any research expenditures since incorporation.

Patents and Trademarks

The Company does not own, either legally or beneficially, any patent or trademark.

PLAN OF OPERATION

The Company maintains a corporate office in Coeur d'Alene, Idaho.  This is the primary administrative office for the Company and is utilized by Company President Lindsay Gorrill and Chief Financial Officer Kelly Stopher.

The financial condition of the Company was positive during 2011 and the metals commodity markets were favorable for most of the year.

The Company's plan of operations for the next twelve months, subject to funding, and the availability of contractors, is as follows:

•

Continue the advanced exploration and pre-development program for the Longstreet Project.  This work may include the following:

•

Initiate up to 10,000 feet of core drilling from the surface to better define the mineralization.

•

Continue to work with potential joint venture or capital partners to advance the project into the next phase of exploration and pre-production goals.

Primary focus of 2011 exploration activities at Longstreet will be to enhance the known and defined resource in the Main Zone, and initiate evaluation of some of the additional higher priority targets.  Auger geochemistry surveys should be conducted on the possible extensions of Main to the east and west.  These can be undertaken by project geologist and field technicians already required for the proposed drilling program, and will involve very little additional expense.  Additional angle holes will be needed to finish upgrading the Main deposit and allow all historic vertical holes to be discarded from future resource calculations.

Drilling priority after definition drilling at Main should be on Main’s east and west extensions starting with the NE Main and North targets.  A total of 10,000 feet of RC drilling was proposed for Phase 1 drilling.

A revised budget for Longstreet Project 2011 is following.  Longstreet Project 2011, which was initially planned to consist of drilling to the 10,000 foot level, commenced October 23, 2011.  On December 15, 2011, the Company completed its initial phase of drilling (and thereby satisfying its minimum expenditure requirements under the Longstreet Property Agreement); reaching approximately 5,000 feet.  The Company anticipates drilling the remaining 5,000 feet as part of an expanded program slated for Spring of 2012.

Phase 1 RCR Drilling
5,000	feet @	$35	per foot	$175,000
(includes sample supplies, survey and assay)
Geochemical Analysis				$28,750
Geologist, Technician and Supervision				$29,800
Surface and underground sampling

(includes supplies and assays)	$2,500
Travel and lodging	$9,900
Misc. and incidental supplies	$2,200
Contingency	$27,500

Total Revised Proposed Phase 1 Budget for 2011	$275,650

Based on the recommendations of its consulting geologists, the Company is continuing its exploration program on the Excalibur Property and the Longstreet Property.  As of October 31, 2011, the Company had $75,589 in cash, negative working capital of $305,069, and stockholders’ equity (deficit) of $(72,970) and accumulated net losses of $993,030 since inception.  These factors raise substantial doubt of the Company continuing as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing or refinancing as may be required, to develop commercially viable mining reserves, and ultimately to establish profitable operations.

Due to the lack of operating history and the Company's present inability to generate revenues, its auditors have stated in their audit report included in the Company's audited financial statements for the year ended April 30, 2011 that there currently exists substantial doubt about its ability to continue as a going concern.

Management believes it can source additional capital in the investment markets in the coming months and years.  The Company may also consider other sources of funding, including potential mergers or joint ventures on  its exploration properties.

Future liquidity and capital requirements depend on many factors including timing, cost and progress of the Company's exploration efforts.  The Company will consider additional public offerings, private placement, mergers or debt instruments.

Additional financing will be required in the future to complete planned exploration projects and expand operations to the production stage.  The Company is unsure whether additional financing will be available at the time needed or on acceptable terms, if at all.  If the Company is unable to raise additional financing when necessary, it may have to delay exploration efforts or property acquisitions, or be forced to cease operations.  Collaborative arrangements may require the Company to relinquish rights to certain of its mining claims.

RESULTS OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2011

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2011
SUMMARY OF OPERATONS

REVENUE	$ -	$ -

EXPENSE
Mineral exploration and consultants expenses	169,429	66,072
Legal and professional fees	64,187	39,584
Management and administrative	98,097	36,670
Directors fees	3,200	-
Other expenses	9,946	(30)
NET INCOME (LOSS)	$ (344,860)	$ (142,296)

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010

SUMMARY OF GENERAL AND ADMINISTRATIVE EXPENSES
Auto and travel	$ 7,199	$ 2,806
General Administrative and Insurance	563	4,712
Management and administrative expense	70,972	18,796
Office and computer expense	8,288	6,240
Rent and lease expense	7,923	3,200
Telephone and utilities	3,152	916
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	$ 98,097	$ 36,670

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010

SUMMARY OF LEGAL AND PROFESSIONAL FEES
Audit and accounting	$ 7,500	$ 29,780
Legal and professional fees	19,415	3,140
Public Company expense	9,828	6,664
Investor relations	27,444	-
TOTAL LEGAL AND PROFESSIONAL FEES	$ 64,187	$ 39,584

The Company has earned no revenue in 2011 or 2010 and does not anticipate earning any revenues in the near future. Star Gold Corp. is an exploration stage company and presently is seeking other business opportunities.

Total expenses for 2011 of $344,860 increased 142% over 2010 total expenses of $142,296.  The increase in total expense is primarily a result of exploration activities undertaken during the year.  Exploration expense for the year end 2011 was $169,429 an increase of $103,358 over 2010 exploration expense of $66,072 resulting from drilling programs completed at the Longstreet and Excalibur projects and associated consulting fees related to exploration of the properties.

Management and administrative expense increased $61,427 or 160% to $98,097 compared to 2010 expense of $36,670.  The increase was a result of compensation to a Chief Financial Officer and additional administrative staff whose duties were previously handled by the Company President.  Management expects these expenses to remain relatively constant in 2012.

Directors fees of $3,200 were expensed in 2011 as no previous Board of Directors were compensated for their expertise.  Certain Board members are also compensated on a per diem consulting rate to verify and assess technical information provide by outside consultants.

Legal and professional fees increased $24,603 to $64,187 in 2011 from $39,584 in 2010.  This increase is a direct result of engaging an investment relations firm to assist in raising awareness of Star Gold Corp. and increasing liquidity in the market.

The Company does not expect significant increases in operating expenses for the upcoming fiscal year.  However, consulting and exploration expenses are expected to increase as the Company anticipates a significant drilling program on its Longstreet project during the summer of 2011.

RESULTS OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED OCTOBER 31, 2011

	Three Months Ended October 31,		Six Months Ended October 31,
	2011	2010	2011	2010
SUMMARY OF OPERATIONS	(unaudited)	(unaudited and restated)	(unaudited)	(unaudited and restated)
REVENUE	$ -	$ -	$ -	$ -
Mineral exploration and consultants expenses	56,252	90,880	102,059	132,331
Legal and professional fees	53,898	25,340	78,086	29,026
Management and administrative	48,581	20,096	140,919	45,754
Directors fees	-	1,750	-	2,000
Other expenses	2,779	(2)	4,578	(21)
NET COMPREHENSIVE INCOME (LOSS)	$ (161,510)	$ (138,064)	$ (325,642)	$ (209,090)

	Three Months Ended October 31,		Six Months Ended October 31,
	2011	2010	2011	2010
SUMMARY OF MANAGEMENT AND ADMINISTRATIVE EXPENSES	(unaudited)	(unaudited and restated)	(unaudited)	(unaudited and restated)
Auto and travel	$ 9,924	$ 1,481	$ 16,324	$ 3,678
General administrative and insurance	320	101	320	101
Management fees	7,500	14,247	21,000	30,574
Office and computer expense	4,227	1,077	6,282	6,056
Rent and lease expense	3,000	2,623	5,982	4,173
Stock Options	23,198	-	90,061	-
Telephone and utilities	412	567	950	1,172
TOTAL MANAGEMENT AND ADMINISTRATIVE EXPENSES	$ 48,581	$ 20,096	$ 140,919	$ 45,754

	Three Months Ended October 31,		Six Months Ended October 31,
	2011	2010	2011	2010
SUMMARY OF LEGAL AND PROFESSIONAL FEES	(unaudited)	(unaudited and restated)	(unaudited)	(unaudited and restated)
Audit and accounting	$ 4,469	$ 5,000	$ 19,545	$ 5,000
Legal and professional fees	15,095	7,805	16,325	9,365
Public Company expense	285	3,300	672	5,426
Investor relations	34,049	9,235	41,544	9,235
TOTAL LEGAL AND PROFESSIONAL FEES	$ 53,898	$ 25,340	$ 78,086	$ 29,026

The Company has earned no revenue from operations in 2011 or 2010 and does not anticipate earning any revenues in the near future. Star Gold Corp. is an exploration stage company and presently is seeking other business opportunities.

Total expenses for the three months ending October 31, 2011 of $161,510 increased 17% over total expenses of $138,064 for the comparable period ending October 31, 2010.  The increase in total expense is primarily a result of stock option expense recognized of $23,198 during the period and additional investor relations expense related to capital-raising efforts.  Exploration and consulting expense for the three months ended October 31, 2011 was $56,252, a decrease of $34,628 over the three months ended October 31, 2010 expense of $90,880.  The Company initiated a drilling program on the Longstreet property that is expected to culminate on or about December 15, 2011.  Consequently,  comparable exploration activity to 2010 will be recognized in the quarter ending January 31, 2012.

Management and administrative expense increased $28,485 to $48,581 compared to 2010 expense of $20,096.  The increase is a result of stock option expense of $23,198.  All other management and administrative expenses increased in aggregate by $5,287. Management expects these expenses to remain relatively constant in 2012 with the likelihood of increased travel and investor relations expense as the Company continues to raise capital.   The Company also expects an increase in management and consulting fees through the end of the fiscal year ending April 30, 2012 related to planning and execution of the next phase of the Longstreet drilling program.

Certain Board members are also compensated on a per diem consulting rate to verify and assess technical information provided by outside consultants.  No director fees were expensed during the three months ending October 31, 2011.

Legal and professional fees increased $28,558 to $53,898 in 2011 from $25,340 in 2010.  This increase is a direct result of engaging an investment relations firm to assist in raising awareness of Star Gold Corp. and increasing liquidity in the market and also engaging a new audit firm with particular expertise in the mining industry.  Certain legal expense were incurred in the course of restating the Company by-laws, articles of incorporation and other related governance issues in order to facilitate raising additional capital for exploration.   Management expects accounting and audit fees to stabilize with ongoing familiarity.

The Company does not expect significant increases in operating expenses for the upcoming fiscal year.  However, consulting and exploration expenses are expected to increase as the Company anticipates a significant drilling program on its Longstreet project during the remainder of calendar year 2011 and the fourth quarter of fiscal year ending April 30, 2012.

LIQUIDITY AND FINANCIAL CONDITION FOR THE YEAR ENDED APRIL 30, 2011

Working Capital
	At April 30, 2011	At April 30, 2010
Current Assets	$ 12,220	$ 114,632
Current Liabilities	$ (73,108)	$ (15,660)
Working Capital (Deficit)	$ (60,888)	$ 98,972

	Year Ended April 30, 2011	Year Ended April 30, 2011
Cash Flow used in Operating Activities	$ (327,412)	$ (135,586)
Cash Flow from Financing Activities	$ 290,000	$ 255,200
Cash Flows used in Investing Activities	$ (65,000)	$ (20,000)
Net increase decrease in Cash During Period	$ (102,412)	$ 99,614

The increase in working capital at April 30, 2011 from the year ended April 30, 2010 is primarily a result of the private placement for $290,000  and exercise of warrants completed on November 18, 2010.

The Company utilized $65,000 in cash from Investing Activities to exercise its option on claims agreements and utilized for certain capitalized mineral assets at its Longstreet and Excalibur projects.

As of April 30, 2011, the Company had cash on hand of $12,221. Since inception, the sole source of financing has been sales of the Company's common stock. Star Gold Corp. has not attained profitable operations and its ability to pursue any future plan of operation is dependent upon its ability to obtain financing. For these reasons, the auditors stated in their report to the Company's audited financial statements for the period ended April 30, 2011 that there is substantial doubt that the Company will be able to continue as a going concern.

Star Gold Corp. anticipates continuing to rely on sales of its common stock in order to continue to fund business operations. Issuances of additional shares will result in dilution to the Company's existing stockholders. There is no assurance that the

Company will be able to complete any additional sales of equity securities or that it will be able arrange for other financing to fund its planned business activities.

LIQUIDITY AND FINANCIAL CONDITION FOR THE SIX MONTHS ENDED OCTOBER 31, 2011

Balance Sheet Information:
	October 31, 2011	October 31, 2010
	(unaudited)	(unaudited and restated)
Working Capital	$ (305,069)	$ (60,888)
Total Assets	457,808	217,719
Accumulated Deficit	(993,030)	(667,388)
Stockholder Equity (Deficit)	(72,970)	144,611

Working Capital
	At October 31, 2011	At October 31, 2010
	(unaudited)	(unaudited and restated)
Current Assets	$ 225,709	$ 12,220
Current Liabilities	$ (530,778)	$ (73,108)
Working Capital (Deficit)	$ (305,069)	$ (60,888)

Cash Flows
	Six Months Ended October 31, 2011	Six Months Ended October 31, 2010
	(unaudited)	(unaudited and restated)
Cash Flow from (used in) Operating Activities	$ (289,482)	$ (158,486)
Cash Flow from (used in) Financing Activities	$ 379,451	$ 99,017
Cash Flows from (used in) Investing Activities	$ (26,600)	$ (25,000)
Net increase (decrease) in Cash During Period	$ 63,369	$ (84,469)

The Company utilized $26,600 in cash from Investing Activities to exercise its option on claims agreements and for certain capitalized mineral assets at its Longstreet and Jet projects, inclusive of a $21,600 bond to the U.S. Forest Service for drilling on the Longstreet property.

As of October 31, 2011, the Company had cash on hand of $75,589. Since inception, the sources of the Company’s financing have been through offerings of its securities and through debt financing. Star Gold Corp. has not attained profitable operations and its ability to pursue any future plan of operation is dependent upon our ability to obtain financing. For these reasons, the auditors stated in their report to the Company's audited financial statements for the period ended April 30, 2011 and their reviewed statements for the period ended October31, 2011 that there is substantial doubt that the Company will be able to continue as a going concern.

Star Gold Corp. anticipates continuing to rely on offerings of its debt and/or equity securities in order to continue to fund business operations. Issuances of additional equity securities will result in dilution to the Company's existing stockholders. There is no assurance that the Company will be able to complete any additional offerings of its securities or that it will be able arrange for other financing to fund its planned business activities.

Disruptions in the credit and financial markets over the past several years have had a material adverse impact on a number of financial institutions and have limited access to capital and credit for many companies.  While access to capital has improved recently, these disruptions could, among other things, make it more difficult for the Company to obtain, or increase the cost of obtaining, capital and financing for operations.  Access to additional capital may not be available to terms acceptable to the Company or at all.

The audit opinion and Notes that accompany the Company's financial statements for the year ended April 30, 2011, disclose a 'going concern' qualification to the Company's ability to continue in business.  The financial statements for the period then ended have been prepared under the assumption that the Company will continue as a going concern.  Such assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the financial statements for the year ended April 30, 2010, the Company incurred losses and negative cash flows from operating activities for the year then ended, and at April 30, 2010, did not have sufficient cash reserves to cover normal operating activities for the following twelve months.  These factors raise substantial doubts about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, or ultimately to attain profitability.  Potential sources of cash, or relief of demand for cash, include additional external debt, the sale of shares of the Company's stock or alternative methods such as mergers or sale of the Company's assets.  No assurances can be given, however, that the Company will be able to obtain any of these potential sources of cash.  The Company currently requires additional cash funding from outside sources to sustain existing operations and to meet current obligations and ongoing capital requirements.

The Company plans for the long term continuation as a going concern include financing future operations through sales of our common stock and/or debt and the eventual profitable exploitation of the Company's mining properties.  These plans may also, at some future point, include the formation of mining joint ventures with senior mining company partners on specific mineral properties whereby the joint venture partner would provide the necessary financing in return for equity in the property.

OFF-BALANCE SHEET ARRANGEMENTS

The Company has no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to its stockholders.

CRITICAL ACCOUNTING POLICIES

The Company has identified certain accounting policies, described below, that are most important to the portrayal of its current financial condition and results of operations. The Company's significant accounting policies are disclosed in the notes to the audited financial statements included in this Annual Report.

Mineral Interests

Exploration costs are expensed in the period in which they occur. The Company capitalizes costs for acquiring and leasing mineral properties and expenses costs to maintain mineral rights as incurred. Should a property reach the production stage, these capitalized costs would be amortized using the units-of-production method on the basis of periodic estimates of ore reserves. Mineral interests are periodically assessed for impairment of value, and any subsequent losses are charged to operations at the time of impairment. If a property is abandoned or sold, its capitalized costs are charged to operations.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE.

On June 6, 2011, the Board of Directors appointed DeCoria Maichel Teague, P.S. (“DMT”) as Star Gold’s independent auditors for the 2011 fiscal year, replacing Jewett, Schwartz, Wolfe & Associates (“JSW”).

On June 6, 2011, the Company dismissed JSW as the Company’s independent auditor effective June 6, 2011.  The report of JSW on the Company’s consolidated financial statements for the year ended April 30, 2010 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report on our consolidated financial statements contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

For the year ended April 30, 2010, and through the date of the Form 8-K announcing their dismissal, there have been no disagreements with JSW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to JSW’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. For the year ended April 30, 2010, and through the date of the Form 8-K announcing their dismissal, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the year ended April 30, 2010, and through June 6, 2011 (the date DMT was appointed), the Company did not consult DMT with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

FINANCIAL AND OTHER INFORMATION

Index to Financial Statements:

Audited financial statements as of April 30, 2011, including:

Reports of Independent Registered Public Accounting Firm;*

Balance Sheets as of April 30, 2011 and 2010;

Statements of Operations for the years ended April 30, 2011 and 2010 and for the period from inception on  December 8, 2006  to April 30, 2011;

Statements of Cash Flows for the years ended April 30, 2011 and 2010 and for the period from inception on December 8, 2006 to April 30, 2011;

Statement of Stockholders’ Equity (Deficit) for the period from inception on December 8, 2006 through April 30, 2011;

Notes to Financial Statements.

Unaudited financial statements as of the period ended October 31, 2011, including:

Balance Sheets At October 31, 2011, And April 30, 2010

Statements Of Operations For The Six Months Ended July 31, 2011 And 2010, And For The Period From December 8, 2006 (Inception) To October 31, 2011

Statements Of Cash Flows For The Six Months Ended October 31, 2011 And 2010, And For The Period From December 8, 2006 (Inception) To October 31, 2011

Notes To The Financial Statements.

A PROFESSIONAL SERVICES FIRM
Certified Public Accountants | Business Consultants
dm-t
decoria · maichel · teague
7307 N. Division, Suite 222
Spokane, Washington 99208

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Star Gold Corp.

We have audited the accompanying balance sheet of Star Gold Corp. ("the Company") as of April 30, 2011, and the related statement of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Star Gold Corp. as of April 30, 2011, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred substantial losses, has no source of revenue, and has an accumulated deficit. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DeCoria, Maichel & Teague, PS

DeCoria, Maichel & Teague, P.S.

Spokane, Washington
August 11, 2011

1

Jewett, Schwartz, Wolfe and Associates
200 S Park Road, Suite 150
Hollywood, FL 33021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Star Gold Corp.

We have audited the accompanying balance sheet of Star Gold Corp. ("the Company") as of April 30, 2010, and the related statement of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Star Gold Corp. as of April 30, 2010, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred substantial losses, has no source of revenue, and has an accumulated deficit. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Jewett, Schwartz, Wolfe & Associates

/s/
Hollywood, Florida
August 13, 2010 except Note 11 which is dated August 11, 2011

2

STAR GOLD CORP.
(An Exploration Stage Company)
BALANCE SHEETS
	April 30,	April 30,
	2011	2010
		(Restated - Note 11)

ASSETS

CURRENT ASSETS:
Cash	$ 12,220	$ 114,632

TOTAL CURRENT ASSETS	12,220	114,632

MINING INTERESTS (Note 3)	205,499	99,000

TOTAL ASSETS	$ 217,719	$ 213,632

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$ 32,908	$ 15,460
Short term note, related party (Note 6)	40,200	200

TOTAL CURRENT LIABILITIES	73,108	15,660

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS' EQUITY:
Preferred stock, $.001 par value, 10,000,000 shares authorized,
no shares issued and outstanding	-	-
Common stock, $.001 par value 300,000,000 shares authorized
62,960,000 and 62,020,000 shares issued and outstanding as of April 30, 2011 and 2010, respectively	62,960	62,020
Additional paid-in capital	749,039	458,480
Accumulated deficit	(667,388)	(322,528)

TOTAL STOCKHOLDERS' EQUITY	144,611	197,972

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 217,719	$ 213,632

The accompanying notes are an integral part of these financial statements.

3

STAR GOLD CORP.
(An Exploration Stage Company)
STATEMENTS OF OPERATIONS

			For the period from
	For the year ended	For the year ended	December 8,
	April 30,	April 30,	2006 (inception)
	2011	2010	to April 30, 2011
		(Restated - Note 11)	(Unaudited)

OPERATING EXPENSE
Mineral exploration and consultants	$ 169,429	$ 66,072	$ 228,501
Legal and professional fees	64,187	39,584	103,772
Management and administrative	98,097	36,670	314,999
Directors fees	3,200	-	3,200

Total operating expenses	334,913	142,325	650,472

OTHER EXPENSE (INCOME)	9,946	(30)	9,916

Loss before provision for income taxes	(344,860)	(142,296)	(660,388)

Provision for income taxes	-	-	-

NET LOSS	$ (344,860)	$ (142,296)	$ (660,388)

Weighted average common shares outstanding - basic and diluted	62,419,384	61,725,178

Net loss per share - basic and diluted	Nil	Nil

The accompanying notes are an integral part of these financial statements.

4

STAR GOLD CORP.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

	Common Stock		Additional			Total
	Shares	Par Value	Paid-in	Stock	Accumulated	Stockholders'
	Issued	$.001 per share	Capital	Subscriptions	Deficit	Equity

BALANCE, DECEMBER 8, 2006 (INCEPTION)	-	$ -	$ -	$ -	$ -	$ -

Common stock issued at $0.001 per share	60,150,000	60,150	26,350	-	-	86,500

Subscriptions towards common stock	-	-	-	60,000	-	60,000

Net loss	-	-	-	-	(126,934)	(126,934)

BALANCE, APRIL 30, 2008	60,150,000	60,150	26,350	60,000	(126,934)	19,566

Common stock issued at $0.05 per share	1,200,000	1,200	58,800	-	-	60,000

Reversal of stock subscriptions	-	-	-	(60,000)	-	(60,000)

Subscriptions towards common stock	-	-	-	80,000	-	80,000

Net loss	-	-	-	-	(53,299)	(53,299)

BALANCE, April 30, 2009 (restated)	61,350,000	61,350	85,150	80,000	(180,233)	46,268

Common stock issued at $0.50 per share	510,000	510	254,490	-	-	255,000

Issuance of common stock towards subscriptions received	160,000	160	79,840	(80,000)	-	-

Options issued for mining interests	-	-	39,000			39,000

Net loss	-	-	-	-	(142,296)	(142,296)

BALANCE, April 30, 2010 (restated)	62,020,000	62,020	458,480	-	(322,528)	197,972

Common stock issued at $0.50 per share	240,000	240	119,760	-	-	120,000

Stock issued for mining interests	50,000	50	21,950			22,000

Options issued for mining interests	-	-	19,499	-	-	19,499

Stock issued for warrants exercised	650,000	650	129,350			130,000

Net loss	-	-	-	-	(344,860)	(344,860)

BALANCE, April 30, 2011	62,960,000	$ 62,960	$ 749,039	$ -	$ (667,388)	$ 144,611

The accompanying notes are an integral part of these financial statements.

5

STAR GOLD CORP.
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS

	For the year	For the year	For the Period
	Ended	Ended	from December 8,
	April 30,	April 30,	2006 (inception) to
	2011	2010	April 30, 2011
		(Restated - Note 11)	(Unaudited)

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$ (344,860)	$ (142,296)	$ (667,388)
Changes in assets and liabilities:
Accounts payable and accrued expenses	17,448	6,710	32,908
NET CASH USED IN OPERATING ACTIVITIES	(327,412)	(135,586)	(634,480)

CASH FLOW FROM INVESTING ACTIVITIES:
Payments related to mining claims	(65,000)	(20,000)	(125,000)
NET CASH USED IN INVESTING ACTIVITIES	(65,000)	(20,000)	(125,000)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	120,000	255,000	601,500
Proceeds from issuance of common stock pursuant to the
exercise of warrants	130,000	-	130,000
Proceeds from short term note	40,000	200	40,200
NET CASH PROVIDED BY FINANCING ACTIVITIES	290,000	255,200	771,700
Increase (decrease) in Cash	(102,412)	99,614	12,220

CASH, BEGINNING OF PERIOD	114,632	15,018	-

CASH, END OF PERIOD	$ 12,220	$ 114,632	$ 12,220

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

NONCASH INVESTING AND FINANCING ACTIVITIES:
Options issued for mining interests	$ 19,499	$ 39,000	$ 58,499
Common stock issued for mining interests	$ 22,000	$ -	$ 22,000

The accompanying notes are an integral part of these financial statements.

6

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

NOTE 1 - NATURE OF OPERATIONS

Star Gold Corp. (the "Company") was initially incorporated as Elan Development, Inc., in the State of Nevada on December 8, 2006. The Company was originally organized to explore mineral properties in British Columbia, Canada but the Company is currently focusing on Gold properties in Nevada.

These financial statements are presented on the basis that the Company is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business over a reasonable length of time. As of April 30, 2011, the Company had $12,221 in cash, working capital of $(60,888), and stockholders’ equity of $144,611 and accumulated net losses of $660,388 since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Its continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing or refinancing as may be required, to develop commercially viable mining reserves, and ultimately to establish profitable operations.

Management's plans for the continuation of the Company as a going concern include financing the Company's operations through issuance of its common stock. If the Company is unable to complete its financing requirements or achieve revenue as projected, it will then modify its expenditures and plan of operations to coincide with the actual financing completed and actual operating revenues. There are no assurances, however, with respect to the future success of these plans.

Unless otherwise indicated, amounts provided in these notes to the financial statements pertain to continuing operations. The Company is not currently earning any revenues.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States. The Company has not produced any revenue from its principal business and is an exploration stage company as defined by the Accounting Standard Codification (ASC) Topic 915 “Accounting and Reporting by Development Stage Enterprises”.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management assumptions and estimates relate to asset impairments, inventory net realizable value and asset retirement obligations.  Actual results could differ from these estimates and assumptions and could have a material effect on the Company’s reported financial position and results of operations.

Exploration Stage Enterprise

The Company's financial statements are prepared using the accrual method of accounting and according to "Accounting for Development Stage Enterprises," as it devotes substantially all of its efforts to acquiring and exploring mining interests that will eventually provide sufficient net profits to sustain the Company's existence.  Until such interests are engaged in commercial production, the Company will continue to prepare its financial statements and related disclosures in accordance with entities in the exploration stage.

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

Cash and cash equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less when acquired to be cash equivalents.  Deposits are insured by the Federal Deposit Insurance Corporation up to $250,000 per institution.

Fair Value Measures

ASC Topic 820 "Fair Value Measurements and Disclosures" ("ASC 820") requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.  A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.  ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1:  Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2:  Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quote prices for similar assets or liabilities in active markets; quoted prices for   identical assets in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by,   observable market data.

Level 3:  Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Mining Interests and Exploration Expenditures

Exploration costs are expensed in the period in which they occur. The Company capitalizes costs for acquiring and leasing mineral properties and expenses costs to maintain mineral rights as incurred. Should a property reach the production stage, these capitalized costs would be amortized using the units-of-production method on the basis of periodic estimates of ore reserves. Mineral interests are periodically assessed for impairment of value, and any subsequent losses are charged to operations at the time of impairment. If a property is abandoned or sold, its capitalized costs are charged to operations.

Reclamation and Remediation

The Company's operations are subject to standards for mine reclamation that have been established by various governmental agencies.  In the period in which the Company incurs a contractual obligation for the retirement of tangible long-lived assets, the Company will record the fair value of an asset retirement obligation as a liability.  A corresponding asset will also be recorded and depreciated over the life of the asset.  After the initial measurement of an asset retirement obligation, the liability will be adjusted at the end of each reporting period to reflect changes in the estimated future cash flows underlying the obligation.  To date, the Company has not incurred any contractual obligation requiring recording either a liability or associated asset.

Regulatory Matters

The Company and its mineral interests are subject to a variety of federal and state regulations governing land use, health, safety and environmental matters. The Company’s management believes it has been in substantial compliance with all such regulations, and is unaware of any pending action or proceeding relating to regulatory matters that would affect the financial position of the Company.

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

Impaired Asset Policy

The Company periodically reviews its long-lived assets when applicable to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable, pursuant to guidance established in ASC Topic 360, "Accounting for the Impairment or Disposal of Long-lived Assets". The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by its assets to their respective carrying amounts. If impairment is deemed to exist, the assets will be written down to fair value.

Stock-based Compensation

The Company estimates the fair value of its stock based compensation using the Black-Scholes model, which requires the input of some subjective assumptions. These assumptions include estimating the length of time employees will retain their vested stock options before exercising them (“expected life”), the estimated volatility of the Company’s common stock price over the expected term (“volatility”), employee forfeiture rate, the risk-free interest rate and the dividend yield. Changes in the subjective assumptions can materially affect the estimate of fair value of stock-based compensation.

Loss Per Share

Basic Earnings Per Share ("EPS") is computed as net income (loss) available to common stockholders divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants, and other convertible securities.

The dilutive effect of convertible and outstanding securities as of April 30, 2011 and 2010, would be as follows:

	2011	2010

Stock Options	200,000	-
Warrants	790,000	1,200,000
Total Possible Dilution	990,000	1,200,000

At April 30, 2011 and 2010, the effect of the Company's outstanding options and common stock equivalents would have been anti-dilutive.

Fair Value of Financial Instruments

ASC topic 825, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information regarding the fair value of certain financial instruments for which it is practicable to estimate the value.  For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale of liquidation.

Income Taxes

Deferred income tax liabilities or assets at the end of each period are determined using the tax rates expected to be in effect when the taxes are actually paid or recovered. A valuation allowance is recognized on deferred tax assets when it is more likely than not that some or all of these deferred tax assets will not be realized.

Reclassifications

 Certain reclassifications have been made to the 2010 financial statements in order to conform to the 2011 presentation.  These reclassifications have no effect on net loss, total assets or accumulated deficit as restated.

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

Accounting Changes and Error Corrections

Changes in accounting principle are reported through retrospective application of the new accounting principle to all prior periods. Errors in the financial statements of a prior period discovered subsequent to their issuance are reported as a prior-period adjustment by restating the prior period.  As described in Note 10, historical financial information included for the year ended April 30, 2010 has been restated.

NOTE 3 – MINING INTERESTS

Excalibur Property

On April 11, 2008, the Company executed a property purchase agreement (the "Excalibur Agreement") with MinQuest, Inc. ("MinQuest") granting the Company the right to acquire 100% of the mining interests of the Nevada mineral exploration property known as the “Excalibur Property.”  The Excalibur Property is located in Mineral County, Nevada. On June 18, 2009 the Company entered into an amending agreement to add an additional 42 Claims surrounding the original 8 claims, expanding the total claims to 50 claims held.

The Company has completed an initial exploration program on the Excalibur Property, which included geological mapping, rock sampling and assaying. Based on this analysis the Company decided to move forward with the exploration of this property and drilling program.  The permitting was completed in June 2010 and the drilling program commenced the week of June 20, 2010.

The Excalibur Agreement includes cash payments totaling $100,000 over five years and the issuance of 200,000 stock options based on “fair market price” over the same five-year period.  The Company has agreed to work commitments of $275,000 over five years.  Following the fifth anniversary, if commitments have been met, the Company shall receive a quitclaim for 100% interest in the property in consideration of a 3% Net Smelter Return.   The schedule of remaining annual payments, minimum expenditures and number of stock options to be issued pursuant to the Excalibur Property agreement is as follows:

	Required expenditure	Payment to Optionor	Annual Stock Option Obligation

April 11, 2009	$ 50,000	$ 20,000	50,000
April 11, 2010	50,000	20,000	50,000
April 11, 2011	75,000	20,000	50,000
April 11, 2012	100,000	20,000	50,000
Total	$ 275,000	$ 80,000	200,000

The Longstreet Property

On January 15, 2010, the Company signed an option agreement (the “Longstreet Agreement”) for the Sole Exclusive Rights to lease and obtain the option to acquire 60 unpatented mining claims totaling approximately 490 hectares known as the “Longstreet Property.” The Company is currently going through the permitting process to allow it to commence drilling.

The terms of the Longstreet Agreement included an initial cash payment of $20,000, issuance of 25,000 common shares and 25,000 stock options based on “fair market price” to MinQuest.  The Longstreet Agreement terms also include cash payments totaling $250,000 over seven years and the issuance of 175,000 common shares and 175,000 stock options based on “fair market price” over the same seven-year period.  The Company has agreed to work commitments of $3,550,000 over seven years.  Following the seventh anniversary of the agreement, if commitments have been met, the Company shall receive a quitclaim deed for a100% interest in the property in consideration of a 3% Net Smelter Return.   The schedule of remaining annual payments, minimum expenditures and number of stock options to be issued pursuant to the Longstreet Agreement is as follows:

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

	Required expenditure	Payment to Optionor	Annual Stock Option Obligation

January 15, 2012	$ 250,000	$ 20,000	25,000
January 15, 2013	350,000	30,000	25,000
January 15, 2014	450,000	30,000	25,000
January 15, 2015	550,000	50,000	25,000
January 15, 2016	750,000	50,000	25,000
January 15, 2017	1,000,000	50,000	25,000
Total	$ 3,350,000	$ 230,000	150,000

The Jet Property

On July 7, 2010 the Company acquired, pursuant to the Jet Agreement, a 100% mining interest in the Jet Property located in Nevada.  The Jet Agreement calls for the Company to invest a total of $110,000 (consisting of $40,000 in direct payments and $70,000 in expenditures towards development of the project) over the next seven years.  Under the Jet Agreement MinQuest is also entitled to receive residual payments if and when the project enters into production. The schedule of remaining annual payments and minimum expenditures pursuant to the Jet Agreement is as follows:

	Required expenditure	Payment to Optionor

July 7, 2011	$ 10,000	$ 5,000
July 7, 2012	10,000	5,000
July 7, 2013	10,000	5,000
July 7, 2014	10,000	5,000
July 7, 2015	10,000	5,000
July 7, 2016	10,000	5,000
July 7, 2017	10,000	5,000
Total	$ 70,000	$ 35,000

The following is a summary of capitalized mineral interests as of April 30, 2011 and 2010:

	2011	2010
		(Restated)
Longstreet Property	$ 83,998	$ 15,000
Excalibur Property	116,500	84,000
Jet Property	5,000	-
Total	$ 205,498	$ 99,000

NOTE 4 — RECENT AUTHORITATIVE PRONOUNCEMENTS

In June 2009, the Financial Accounting Standards Board (FASB) amended its accounting guidance on the consolidation of variable interest entities (VIE). Among other things, the new guidance requires a qualitative rather than a quantitative assessment to determine the primary beneficiary of a VIE based on whether the entity (1) has the power to direct matters that most significantly impact the activities of the VIE and (2) has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. In addition, the amended guidance requires an ongoing reconsideration of the primary beneficiary. The provisions of this new guidance were effective as of the beginning of our 2010 fiscal year, and the adoption did not have a material impact on our financial statements.

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

In December 2009, the FASB issued ASU No. 2009-17 (formerly Statement No. 167), “Consolidations (Topic 810) – Improvements to Financial Reporting for Enterprises involved with Variable Interest Entities”. ASU 2009-17 amends the consolidation guidance applicable to variable interest entities. The amendments to the consolidation guidance affect all entities, as well as qualifying special-purpose entities (QSPEs) that are currently excluded from previous consolidation guidance. ASU 2009-17 was effective as of the beginning of the first annual reporting period that begins after November 15, 2009. ASU 2009-17 did not have an impact on our financial condition, results of operations, or disclosures.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) 2010-06 which is intended to improve disclosures about fair value measurements. The guidance requires entities to disclose significant transfers in and out of fair value hierarchy levels, the reasons for the transfers and to present information about purchases, sales, issuances and settlements separately in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). Additionally, the guidance clarifies that a reporting entity should provide fair value measurements for each class of assets and liabilities and disclose the inputs and valuation techniques used for fair value measurements using significant other observable inputs (Level 2) and significant unobservable inputs (Level 3). The Company has applied the new disclosure requirements as of May 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the Level 3 reconciliation, which will be effective for interim and annual periods beginning after December 15, 2010. The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

NOTE 5 – STOCKHOLDERS’ EQUITY (DEFICIT)

On January 15, 2009 the Company initiated a private placement of 100,000 shares at $1.00 per share. The Company received $80,000 from one individual for a total subscription of 80,000 common shares (increased to 160,000 shares in conjunction with the 2-1 forward split described below).

In September 2009 the Company completed a 2-1 forward common stock split which increased the amount of shares outstanding to 61,350,000.

On November 27, 2009 the Company completed a private placement with one individual at $0.50 per share and issued 510,000 common shares.  The total cash proceeds received were $255,000.

On November 26, 2010, the Company completed a private placement with one individual to issue 240,000 common shares and 240,000 share purchase warrants at a price of $0.50 per unit. Each unit comprises of one common share and one share purchase warrant. The term of the warrant is for two years, and may be exercised at $0.75 during the first year and $1.00 during the third year. No commissions were paid and no registration rights have been granted.

On or about November 26, 2010 an individual exercised 650,000 share purchase warrants at $0.20 per share.

On November 1, 2010, the Company issued 25,000 shares of its common stock pursuant to the Longstreet Agreement.  The shares were valued at $0.60 as of the date of the agreement based on the current market price of the Company's common stock.

On December 18, 2010, the Company issued 25,000 shares of its common stock pursuant to the Longstreet Agreement.  The shares were valued at $0.28 as of the date of the agreement based on the current market price of the Company's common stock.

NOTE 6 – RELATED PARTY TRANSACTIONS

On July 1, 2008, the Company subleased office space for $750 per month from Marlin Property Management, LLC an entity owned by the spouse of the Company’s President and member of the Board of Directors.  The Company believes this office space and facilities are sufficient to meet our present needs, and do not anticipate any difficulty securing alternative or additional space, as needed, on terms acceptable to us.  For the years ended April 30, 2011 and 2010, $11,063 and $4,400, respectively, was paid to this related entity.

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

On April 21, 2011, the Company entered into a short term promissory note in the amount of $40,000 with the spouse of the Company’s President.  The note matures October 1, 2011 and bears interest at 12% per annum with monthly interest-only payments of $400.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

The Company’s management believes that the Company is currently in substantial compliance with environmental regulatory requirements. Remediation requirements for the Company are limited to minor activities related to drill pad reclamation and the like, and that no material environmental remediation costs exist as of April 30, 2011. Such costs are accrued at the time the expenditure becomes probable and the costs can reasonably be estimated. The Company recognizes, however, that in some cases future environmental expenditures cannot be reliably determined due to the uncertainty of specific remediation methods, conflicts between regulating agencies relating to remediation methods and environmental law interpretations, and changes in environmental laws and regulations. Any changes to the Company’s remediation plans as a result of these factors could have an adverse affect on the Company’s operations. The range of possible losses in excess of the amounts accrued cannot be reasonably estimated at this time. Our management routinely makes judgments and estimates about the effect of matters that are inherently uncertain.  As the number of variables and assumptions affecting the future resolution of the uncertainties increase, these judgments become even more subjective and complex.  Although management believes that its estimates and assumptions are reasonable, actual results may differ significantly from these estimates.  Changes in estimates and assumptions based upon actual results may have a material impact on results of operation and/or financial condition.

NOTE 8 - INCOME TAXES

The components of the Company's deferred tax asset is as follows:

	April 30,
	2011	2010
Deferred tax asset:
Exploration costs	$ 80,113	$ 23,125
Federal net operating losses	225,398	124,410
Gross deferred tax asset	305,510	147,535
Deferred tax Liability:
Mining interests	(71,925)	(34,650)
		-
Net deferred tax asset	233,586	260,420
Less valuation allowance	(233,586)	(260,420)
Deferred tax asset	$ -	$ -

There was no income tax expense for the years ended April 30, 2011 and 2010 due to the Company’s net losses.  Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. A deferred tax asset valuation allowance is recorded when it is more likely than not that deferred tax assets will not be realized. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to 100% of the net deferred tax asset has been recorded at April 30, 2011 and 2010.

Net loss before income taxes for the years ended April 30, 2011 and 2010 are as follows:

	April 30,
	2011	2010
Current net loss	(344,860)	(142,296)

Statutory Federal income tax rate	35%	35%
Expected income tax benefit based on statutory rate	120,701	49,803
Non-recognition due to increase in valuation account	(120,701)	(49,803)
Total income tax benefit	$ -	$ -

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

The Company has concluded that the guidance regarding accounting for uncertainty in income taxes had no significant impact on our results of operations or financial position as of April 30, 2011 or 2010. Therefore, the Company does not have an accrual for uncertain tax positions as April 30, 2011 or 2010.  As a result, tabular reconciliation of beginning and ending balances would not be meaningful.  If interest and penalties were to be assessed, the Company would charge interest to interest expense, and penalties to other operating expense.  It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

At April 30, 2011, the Company has federal net operating loss carry forwards of approximately $643,994 which will expire in fiscal years ending April 30, 2028 through April 30, 2031.

NOTE 9 - WARRANTS

The following is a summary of the Company’s warrants outstanding:

	Shares	Weighted Average Exercise Price	Expiration Date

Oustanding at April 30, 2009	1,200,000	$ 0.20	April 15, 2012
Issued	-
Exercised	-	-
Expired	-
Oustanding at April 30, 2010	1,200,000	0.20
Issued	240,000	0.75	November 15, 2012
Exercised	(650,000)	(0.20)
Expired	-
Oustanding at April 30, 2011	-	-
	790,000	$ 0.37

NOTE 10 - STOCK OPTIONS

In consideration for mining interests on several properties (see Note 3), the Company is obligated to issue a total of 350,000 stock options based on "fair market price" which is considered to be the closing price of the Company's common stock on the grant dates.  The Company has estimated the fair value of these option grants using the Black-Scholes model for the years ended April 30, 2011 and 2010 with the following assumptions:

	2011	2010

Options issued	75,000	75,000
Weight average volatility	288.3%	211.6%
Expected dividends	-	-
Expected term (years)	3.0	3.0
Risk-free rate	0.44%	0.62%
Expected forfeiture rate	-	-

The following is a summary of the Company’s options issued and outstanding in conjunction with certain mining interest agreements on several properties:

Star Gold Corp.

(An Exploration Stage Company)

Notes to Financial Statements

	Options	Weighted Average Exercise Price
Outstanding at April 30, 2008	-	-
Issued	50,000	$ 0.11
Exercised	-	-
Expired	-	-
Oustanding at April 30, 2009	50,000	0.11
Issued	75,000	0.45
Exercised	-	-
Expired	-
Oustanding at April 30, 2010	125,000	0.32
Issued	75,000	0.26
Exercised	-	-
Expired	-
Outstanding at April 30, 2011	200,000	$ 0.29

Total mining interest cost capitalized under the issuance of options was $19,250 and $34,000 for the year ended April 30, 2011 and 2010, respectively.  These costs are classified on the Company's balance sheets as mining interests.

Future stock option obligations under the terms of property agreements detailed in Note 3 are as follows:

Fiscal year ending April 30,	Stock Options

2011	50,000
2012	75,000
2013	25,000
2014	25,000
2015	25,000
2016	25,000
2017	25,000
250,000

NOTE 11 - CORRECTION OF ERROR IN PREVIOUSLY ISSUED FINANCIAL STATEMENTS

Management has determined that certain errors were contained in the Company's financial statements for quarters within the year ended April 30, 2011 and the year ended April 30, 2010.

The errors for the quarter ended January 31, 2010 and prior quarters were related to an incorrect interpretation of capitalized exploration costs.  Since acquiring the first development property in Nevada, the Company has not been capitalizing the appropriate costs as mineral interest.  The Excalibur, Longstreet, and Jet properties call for annual lease payments, the issuance of common stock, and common stock purchase options, for the right to acquire the undivided right, title and interest in and to the properties.  In accordance with guidance contained in ASC 805, mineral rights to explore, extract and retain at least a portion of the benefits from mineral deposits are to be considered tangible assets.  The adjustments required to appropriately record these adjustments are material to the previously filed financial statements, thus management is restating the fiscal year ended April 30, 2010 financial statements.  The accompanying financial statements for 2010 have been restated to reflect the corrections.

Stock options granted in the quarter ended October 31, 2011 were subsequently rescinded in their entirety.  For the quarters ending January 30, 2011 and October 31, 2010, stock option expense of $170,645 and $85,322 respectively was rescinded.

The effect of the Company's previously issued 2011 quarterly financial statements is summarized as follows:

Balance Sheets (Unaudited)

	January 31, 2011			October 31, 2010			July 31, 2010
	Previously	Increase		Previously	Increase		Previously	Increase
	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated
ASSETS
Cash	$ 55,876	$ -	$ 55,876	$ 30,163	$ -	$ 30,163	$ 72,287	$ -	$ 72,287
Mineral interest	20,000	152,999	172,999	20,000	104,000	124,000	20,000	104,000	124,000
							1,077	(1,077)	-
	$ 75,876	$ 152,998	$ 228,874	$ 50,163	$ 104,000	$ 154,163	$ 93,364	$ 102,923	$ 196,287

LIABILITIES
Accounts payable	$ 10,217	$ -	$ 10,217	$ 66,063	$ -	$ 66,063	$ 69,140	$ -	$ 69,140
Note payable, related party	200	-	200	200	-	200	200	-	200
	10,417	-	10,417	66,263	-	66,263	69,340	-	69,340
EQUITY
Common stock	62,960	-	62,960	62,020	-	62,020	62,020	-	62,020
APIC	995,499	(258,960)	736,539	590,125	(131,645)	458,480	419,480	39,000	458,480
Stock subscription	-	-	-	99,017	-	99,017		-
Retained deficit	(993,000)	411,959	(581,041)	(767,262)	235,645	(531,617)	(457,476)	63,923	(393,553)
	65,459	152,999	218,458	(16,100)	104,000	87,900	24,024	102,923	126,947
	$ 75,876	$ 152,999	$ 228,875	$ 50,163	$ 104,000	$ 154,163	$ 93,364	$ 102,923	$ 196,287

Statements of Operations

	For the nine months ended			For the six months ended			For the three months ended
	January 31, 2011			October 31, 2010			July 31, 2010
	Previously	Increase		Previously	Increase		Previously	Increase
	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated
EXPENSES
Mineral exploration and consultants	$ -	$ 134,707	$ 134,707	$ -	$ 132,331	$ 132,331	$ -	$ 41,451	$ 41,451
Management and administrative	225,739	(154,225)	71,514	309,785	(262,053)	47,732	94,948	(69,060)	25,888
Legal and professional	-	42,885	42,885	-	29,026	29,026	-	3,686	3,686

NET LOSS	$ 225,739	$ 23,367	$ 249,106	$ 309,785	$ (100,696)	$ 209,089	$ 94,948	$ (23,923)	$ 71,025

The effect on the Company's previously issued 2010 financial statements is summarized as follows:

Balance Sheets

	April 30, 2010			January 31, 2010			October 31, 2009			July 31, 2009
	Previously	Increase		Previously	Increase		Previously	Increase		Previously	Increase
	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated
ASSETS
Cash	$ 114,632	$ -	$ 114,632	$ 167,119	$ 291	$ 167,410	$ 179	$ 60	$ 239	$ 2,917	$ -	$ 2,917
Mining Interests	20,000	79,000	99,000	-	40,500	40,500	-	-	-	-	-	-
Leasehold Improvements	-	-	-	-	-	-	-	-	-	400	(400)	-
	$ 134,632	$ 79,000	$ 213,632	$ 167,119	$ 40,791	$ 207,910	$ 179	$ 60	$ 239	$ 3,317	$ (400)	$ 2,917

LIABILITIES
Accounts payable	$ 15,460	$ -	$ 15,460	$ 21,738	$ (17,238)	$ 4,500	$ 12,829	$ 31,885	$ 44,714	$ 11,250	$ (5,000)	$ 6,250
Note payable	200	-	200	-	200	200	-	100	100	-	-	-
	15,660	-	15,660	21,738	(17,038)	4,700	12,829	31,985	44,814	11,250	(5,000)	6,250
EQUITY
Common stock	62,020	-	62,020	62,020	-	62,020	61,350	(30,675)	30,675	30,675	-	30,675
Additional Paid-In Capital	419,480	39,000	458,480	419,480	20,500	439,980	85,150	30,675	115,825	115,825	-	115,825
Stock subscription	-	-	-	-	-	-	80,000	-	80,000	80,000	-	80,000
Retained deficit	(362,528)	40,000	(322,528)	(336,118)	37,328	(298,790)	(239,150)	(31,925)	(271,075)	(234,433)	4,600	(229,833)
	118,972	79,000	197,972	145,382	57,828	203,210	(12,650)	(31,925)	(44,575)	(7,933)	4,600	(3,333)
	$ 134,632	$ 79,000	$ 213,632	$ 167,120	$ 40,790	$ 207,910	$ 179	$ 60	$ 239	$ 3,317	$ (400)	$ 2,917

Statements of Operations

	For the year ended			For the nine months ended			For the six months ended			For the three months ended
	April 30, 2010			January 31, 2010			October 31, 2009			July 31, 2009
	Previously	Increase		Previously	Increase		Previously	Increase		Previously	Increase
	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated	Reported	(Decrease)	Restated
EXPENSES
Mineral exploration and consultants	-	66,072	66,072	-	42,625	42,625	-	35,125	35,125	-	6,731	6,731
Management and administrative	142,296	(105,656)	36,640	96,968	(82,910)	14,058	4,717	(1,499)	3,218	14,201	(12,331)	1,870
Legal and professional	-	39,584	39,584	-	21,875	21,875	-	12,500	12,500	-	1,000	1,000

NET LOSS	$ 142,296	$ -	$ 142,296	$ 96,968	$ (18,410)	$ 78,558	$ 4,717	$ 46,125	$ 50,842	$ 14,201	$ (4,600)	$ 9,601

NOTE 12 -SUBSEQUENT EVENTS

The Company has established the 2011 Stock Option/Restricted Stock Plan.  The Stock Option Plan will be administered by the Board of Directors and provides for the grant of stock options to eligible individual including directors, executive officers and advisors that have furnished bona fide services to the Company not related to the sale of securities in a capital-raising transaction.

The Stock Option Plan has a fixed maximum percentage of 10% of the Company's outstanding shares that are eligible for the plan pool, whereby the number of Shares under the plan increases automatically increases as the total number of shares outstanding increase.  The number of shares subject to the Stock Option Plan and any outstanding awards will be adjusted appropriated by the Board of Directors if the Company's common stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of the Company's assets.

The Stock Option plan also has terms and limitations, including without limitations that the exercise price for stock options granted under the Stock Option Plan must equal the stock's fair market value, based on the closing price per share of common stock, at the time the stock option is granted.  The fair value of each option award is estimated on the date of grant utilizing the Black-Scholes model and commonly utilized assumptions associated with the Black-Scholes methodology.

On May 30, 2011 the Board of Directors authorized the grant of 1,960,000 options to purchase shares of common stock of the Company to various directors, officers and consultants.  The fair value of each option award was estimated on the date of the grant using the assumptions noted in the following table:

2011
Expected volatility	276.1%
Expected dividends	-
Expected term (years)	1.5
Risk-free rate	0.20%
Expected forfeiture rate	0% - 10%

On May 25, 2011, the Company entered into a short term promissory note in the amount of $30,000 with the spouse of the Company’s President.  The note matures November 1, 2011 and bears interest at 12% per annum with monthly interest-only payments of $300.

STAR GOLD CORP.

(An Exploration Stage Company)

BALANCE SHEETS

	October 31, 2011	April 30, 2011
	(unaudited)	(audited)
ASSETS

CURRENT ASSETS:
Cash	$ 75,589	$ 12,220
Prepaid exploration expenses (Note 3)	150,120	-

TOTAL CURRENT ASSETS	225,709	12,220

MINING INTERESTS (Note 3)	210,499	205,499

RESTRICTED CASH	21,600	-

TOTAL ASSETS	$ 457,808	$ 217,719

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$ 111,126	$ 32,908
Subscriptions payable (Note 10)	274,052	-
Short term notes, related party (Note 5)	145,600	40,200

TOTAL CURRENT LIABILITIES	530,778	73,108

COMMITMENTS AND CONTINGENCIES (Note 3)

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $.001 par value, 10,000,000 shares authorized,
no shares issued and outstanding	-	-
Common stock, $.001 par value 300,000,000 shares authorized
63,260,000 shares issued and outstanding as of October 31, 2011 and 62,960,000 shares issued and outstanding at April 30, 2011, respectively	63,260	62,960
Additional paid-in capital	856,800	749,039
Accumulated deficit	(993,030)	(667,388)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(72,970)	144,611

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 457,808	$ 217,719

The accompanying notes are an integral part of these financial statements.

STAR GOLD CORP.

(An Exploration Stage Company)

STATEMENTS OF OPERATIONS (UNAUDITED)

					For the period from
					December 8,
	For the three months ended October 31,	For the three months	For the six months ended October 31,		2006 (inception)
	2011	2010	2011	2010	to October 31, 2011
		(Restated - Note 9)	.	(Restated - Note 9)
OPERATING EXPENSE
Mineral exploration and consultants	$ 56,252	$ 90,880	$ 102,059	$ 132,331	$ 337,560
Legal and professional fees	53,898	25,340	78,086	29,026	181,857
Management and administrative	48,581	20,096	140,919	45,754	455,918
Directors fees	-	1,750	-	2,000	3,201

Total operating expenses	158,731	138,066	321,064	209,111	978,536

OTHER EXPENSE (INCOME)	2,779	(2)	4,578	(21)	14,494

Loss before provision for income taxes	(161,510)	(138,064)	(325,642)	(209,090)	(993,030)

Provision for income taxes	-	-	-	-	-

NET LOSS	$ (161,510)	$ (138,064)	$ (325,642)	$ (209,090)	$ (993,030)

Weighted average commons shares outstanding - basic and diluted	63,106,739	62,038,750	63,033,370	62,029,375

Net loss per share - basic and diluted	Nil	Nil	Nil	Nil

The accompanying notes are an integral part of these financial statements.

STAR GOLD CORP.

(An Exploration Stage Company)

STATEMENTS OF CASH FLOWS (UNAUDITED)

			For the Period
			from December 8,
	For the six months	For the six months	2006 (inception) to
	ended October 31, 2011	ended October 31, 2010	October 31, 2011
		(Restated - Note 8)
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$ (325,642)	$ (209,090)	$ (993,030)
Adjustments to reconcile net loss to net cash used by operating activities:
Stock based compensation and stock options	90,062	-	90,062
Common stock issued in consideration of services	18,000	-	18,000
Changes in assets and liabilities:
Prepaid exploration expenses	(150,120)	-	(150,120)
Accounts payable and accrued expenses	78,219	50,603	111,126
NET CASH USED IN OPERATING ACTIVITIES	(289,482)	(158,486)	(923,962)

CASH FLOW FROM INVESTING ACTIVITIES:
Payments related to mining claims	(5,000)	(25,000)	(130,000)
Restricted cash for exploration bonds	(21,600)	-	(21,600)
NET CASH USED IN INVESTING ACTIVITIES	(26,600)	(25,000)	(151,600)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	-	99,017	601,500
Proceeds from issuance of common stock pursuant to the
exercise of warrants	-	-	130,000
Proceeds from subscriptions payable	274,051	-	274,051
Proceeds from short term notes, related party	105,400	-	145,600
NET CASH PROVIDED BY FINANCING ACTIVITIES	379,451	99,017	1,151,151
Increase (decrease) in cash	63,369	(84,469)	75,589

CASH, BEGINNING OF PERIOD	12,220	114,632	-

CASH, END OF PERIOD	$ 75,589	$ 30,163	$ 75,589

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

NONCASH INVESTING AND FINANCING ACTIVITIES:
Options issued for mining claims	$ -	$ -	$ 58,499
Common stock issued for mining claims	-	-	$ 22,000

The accompanying notes are an integral part of these financial statements

NOTE 1 - NATURE OF OPERATIONS

Star Gold Corp. (the "Company") was initially incorporated as Elan Development, Inc., in the State of Nevada on December 8, 2006. The Company was originally organized to explore mineral properties in British Columbia, Canada but the Company is currently focusing on gold properties in Nevada.

These financial statements are presented on the basis that the Company is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business over a reasonable length of time. As of October 31, 2011, the Company had $75,589 in cash, negative working capital of $305,069, and stockholders’ equity (deficit) of $(72,970) and accumulated net losses of $993,030 since inception. These factors raise substantial doubt of the Company continuing as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Its continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing or refinancing as may be required, to develop commercially viable mining reserves, and ultimately to establish profitable operations.

Management's plans for the continuation of the Company as a going concern include financing the Company's operations through issuance of its equity and/or debt securities. If the Company is unable to complete its financing requirements or achieve revenue as projected, it will then modify its expenditures and plan of operations to coincide with the actual financing completed and actual operating revenues. There are no assurances, however, with respect to the future success of these plans.

Unless otherwise indicated, amounts provided in these notes to the financial statements pertain to continuing operations. The Company is not currently earning any revenues.

The financial statement represents those of an exploration and development stage company whose main focus is in the exploration and development of gold bearing properties.  The Company's main business is putting together land packages and mining claims that the Company perceives to have some potential for mineral reserves.  The Company then spends capital to explore these claims by drilling, geophysical work or other exploration work deemed necessary.  The business is a high risk business as there is no guarantee that the Company's exploration work will ultimately discover or produce any economically viable minerals.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The unaudited financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information, as well as the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of the Company’s management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation of the interim financial statements have been included. Operating results for the three months ended October 31, 2011, are not necessarily indicative of the results that may be expected for the full year ending April 30, 2012.

For further information, refer to the financial statements and footnotes thereto in the Company’s Annual Report on Form 10-K for the year ended April 30, 2011.

Cash and cash equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less when acquired to be cash equivalents.

Restricted cash

Restricted cash represents investments in money market funds and are collateral for bonds held for exploration permits.

Stock-based Compensation

The Company estimates the fair value of its stock-based compensation in the form of options using the Black-Scholes model, which requires the input of some subjective assumptions. These assumptions include estimating the length of time employees will retain their vested stock options before exercising them (“expected life”), the estimated volatility of the Company’s common stock price over the expected term (“volatility”), employee forfeiture rate, the risk-free interest rate and the dividend yield. Changes in the subjective assumptions can materially affect the Black-Scholes calculation of the fair value of the options.  The value of common stock granted is estimated as market value at the date of grant.

Loss Per Share

Basic Earnings Per Share ("EPS") is computed as net income (loss) available to common stockholders divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants, and other convertible securities.

The dilutive effect of convertible and outstanding securities as of October 31, 2011 and 2010, would be as follows:

	2011	2010
Stock Options	1,960,000	175,000
Warrants	790,000	1,200,000
Total Possible Dilution	2,750,000	1,375,000

At October 31, 2011 and 2010, the effect of the Company's outstanding options and common stock equivalents would have been anti-dilutive.

Reclassifications

Certain reclassifications have been made to the 2010 financial statements in order to conform to the 2011 presentation.  These reclassifications have no effect on net loss, total assets or accumulated deficit as restated.

Accounting Changes and Error Corrections

Changes in accounting principle are reported through retrospective application of the new accounting principle to all prior periods. Errors in the financial statements of a prior period discovered subsequent to their issuance are reported as a prior-period adjustment by restating the prior period.  As described in Note 9, historical financial information included for the quarter and six month period ended October 31, 2010 has been restated.

Stock Issued for Services

Transactions in which common stock is issued for services are recorded at the fair value of the services received or the fair value of the stock issued, whichever is more reliably measurable.

NOTE 3 – MINING INTERESTS

The Excalibur Property Option Agreement (dated April 11, 2008) includes cash payments totaling $100,000 over five years and the issuance of 200,000 stock options based on “fair market price” over the same five-year period.  The Company has agreed to work commitments of $275,000 over five years.  Following the fifth anniversary, if commitments have been met, the Company shall receive a quitclaim for 100% interest in the property in consideration of a 3% Net Smelter Return royalty.   The schedule of annual payments, minimum expenditures and number of stock options to be issued pursuant to the Excalibur Property agreement is as follows:

	Required expenditure	Payment to Optionor	Annual Stock Option Obligation

April 11, 2009	$ 50,000	$ 20,000	50,000
April 11, 2010	50,000	20,000	50,000
April 11, 2011	75,000	20,000	50,000
April 11, 2012	100,000	20,000	50,000
Total	$ 275,000	$ 80,000	200,000

The Longstreet Property Option Agreement (dated January 15, 2010) calls for initial cash payment of $20,000, issuance of 25,000 common shares and 25,000 stock options based on “fair market price” to MinQuest Inc.  The Option Agreement includes cash payments totaling $266,000 over seven years and the issuance of 175,000 common shares and 175,000 stock options based on “fair market price” over the same seven-year period.  The Company has agreed to work commitments of $3,550,000 over seven years.  Following the seventh anniversary, if commitments have been met, the Company shall receive a quitclaim for 100% interest in the property in consideration of a 3% Net Smelter Return.

The Company incurred expenditures of $206,000 during the three months ended October 31, 2011 to satisfy certain required expenditure obligations under the Longstreet Property Agreement in advance of completion of exploration and drilling operations required.  The expenditure has been classified on the Company's Balance Sheet as Prepaid Exploration Expense and is reduced as invoices are applied to ongoing drilling and exploration activities.  At October 31, 2011, the balance of Prepaid Exploration Expense was $150,120 which the Company expects to recognize as exploration expense during the remainder of its fiscal year ending April 30, 2012.

The schedule of annual payments, minimum expenditures and number of stock options to be issued pursuant to the Longstreet Property Option Agreement is as follows:

	Required expenditure	Payment to Optionor	Annual Stock Option Obligation

January 15, 2011	$ 200,000	$ 20,000	25,000
January 15, 2012	250,000	26,000	25,000
January 15, 2013	350,000	36,000	25,000
January 15, 2014	450,000	36,000	25,000
January 15, 2015	550,000	56,000	25,000
January 15, 2016	750,000	56,000	25,000
January 15, 2017	1,000,000	56,000	25,000
Total	$ 3,550,000	$ 286,000	175,000

 The Jet Property Option Agreement (dated July 7, 2010) calls for the Company to invest a total of $110,000 consisting of $40,000 in direct payments and $70,000 in expenditures towards development of the project over the next seven years.  Under the agreement MinQuest is also entitled to receive residual payments if and when the project enters into production. The schedule of annual payments and minimum expenditures pursuant to the Jet Property Option Agreement is as follows:

	Required expenditure	Payment to Optionor

July 7, 2011	$ 10,000	$ 5,000
July 7, 2012	10,000	5,000
July 7, 2013	10,000	5,000
July 7, 2014	10,000	5,000
July 7, 2015	10,000	5,000
July 7, 2016	10,000	5,000
July 7, 2017	10,000	5,000
Total	$ 70,000	$ 35,000

The following is a summary of capitalized mining interests as of October 31, 2011 and April 30, 2011:

	October 31, 2011	April 30, 2011
	(unaudited)	(audited)
Longstreet Property	$ 83,999	$ 83,999
Excalibur Property	116,500	116,500
Jet Property	10,000	5,000
Total	$ 210,499	$ 205,499

NOTE 4 – STOCKHOLDERS' EQUITY (DEFICIT)

On September 1, 2011, the Company issued 150,000 shares of common stock to one vendor in lieu of cash payment for services provided.  These shares were valued at $0.06 per share or $9,000 which approximated fair value of the shares at the date of grant.

On October 1, 2011, the Company issued 150,000 shares of common stock to one vendor in lieu of cash payment for services provided.  These shares were valued at $0.06 per share or $9,000 which approximated fair value of the shares at the date of grant.

NOTE 5 – RELATED PARTY TRANSACTIONS

On July 1, 2008, the Company leased office space for $1,000 per month plus a proportionate share of utilities and insurance from Marlin Property Management, LLC an entity owned by the spouse of the Company President.  The Company believe this office space and facilities are sufficient to meet our present needs, and do not anticipate any difficulty securing alternative or additional space, as needed, on terms acceptable to us.  For the three months ended October 31, 2011 and 2010, $3,078 and $2,377, respectively, was paid to this related entity.

During the six months ending October 31, 2011, the Company entered into a series of short term promissory notes, with the spouse of the Company’s President, in the amount of $105,400.  The notes mature October 1, November 1, December 1, 2011 and January 1, 2012 and bear interest at 12% per annum.  The Company recognized interest expense of $4,580 for the six months ended October 31, 2011.

NOTE 6 - INCOME TAXES

Management estimates the effective tax rate for the year ended April 30, 2012 will be 0%.

NOTE 7 - WARRANTS

The following is a summary of the Company’s warrants outstanding:

	Shares	Weighted Average Exercise Price	Expiration Date

Oustanding at April 30, 2009	1,200,000	0.20	April 15, 2012
Oustanding at April 30, 2010	1,200,000	0.20
Issued	240,000	0.75	November 15, 2012
Exercised	(650,000)	(0.20)
Oustanding at April 30 and October 31, 2011	790,000	$ 0.37

NOTE 8 - STOCK OPTIONS

The following is a summary of the Company's options issued and outstanding in conjunction with certain mining interest agreements on several properties:

	Options	Weighted Average Exercise Price

Oustanding at April 30, 2009	50,000	0.11
Issued	75,000	0.45
Oustanding at April 30, 2010	125,000	0.32
Issued	75,000	0.45
Oustanding at April 30 and October 31, 2011	200,000	0.29

Total mining interest cost capitalized under the issuance of options was $ Nil and $19,250 for the six months ended October 31, 2011 and the year ended April 30, 2011, respectively.  These costs are classified on the Company's balance sheets as mining interests.

The Company has established the 2011 Stock Option/Restricted Stock Plan.  The Stock Option Plan is administered by the Board of Directors and provides for the grant of stock options to eligible individual including directors, executive officers and advisors that have furnished bona fide services to the Company not related to the sale of securities in a capital-raising transaction.

The Stock Option Plan has a fixed maximum percentage of 10% of the Company's outstanding shares that are eligible for the plan pool, whereby the number of Shares under the plan increases automatically increases as the total number of shares outstanding increase.  The number of shares subject to the Stock Option Plan and any outstanding awards will be adjusted appropriated by the Board of Directors if the Company's common stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of the Company's assets.

The Stock Option plan also has terms and limitations, including without limitations that the exercise price for stock options granted under the Stock Option Plan must equal the stock's fair market value, based on the closing price per share of common stock, at the time the stock option is granted.  The fair value of each option award is estimated on the date of grant utilizing the Black-Scholes model and commonly utilized assumptions associated with the Black-Scholes methodology.

On May 30, 2011 the Board of Directors authorized grant of 1,960,000 options to purchase shares of common stock of the Company to various directors, officers and consultants.  The options vested 25% upon grant, and vest 25% on each successive six-month period thereafter.  The fair value of each option award was estimated on the date of the grant using the assumptions noted in the following table:

2011
Options issued	1,960,000
Weight average volatility	276.1%
Expected dividends	-
Expected term (years)	1.5
Risk-free rate	3.07%
Expected forfeiture rate	0% - 10%

The following is a summary of the Company's options issued and outstanding in conjunction with the 2011 Stock Option/Restricted Stock Plan:

	Options	Weighted Average Exercise Price	Expiration Date

Outstanding at April 30, 2011	-	-
Issued	1,960,000	0.15	May 30, 2021
Exercised	-
Forfeited	(200,000)	0.15
Outstanding at October 31, 2011	1,760,000	0.15

Total stock option expensed under the issuance of options was $90,062 for the six months ended October 31, 2011.  These costs are classified on the Company's statement of operations as "management and administrative".  Unvested stock compensation related to options was $150,102 at October 31, 2011.

NOTE 9 - CORRECTION OF ERROR IN PREVIOUSLY ISSUED FINANCIAL STATEMENTS

As disclosed in the financial statements as of and for the year ended April 30, 2011, management has determined that certain errors were contained in the Company s financial statements for quarter ended October 31, 2010.

Since acquiring the first development property in Nevada, the Company had not been capitalizing the appropriate costs as mineral interest.  The Excalibur, Longstreet, and Jet properties call for annual lease payments, the issuance of common stock, and common stock purchase options, for the right to acquire the undivided right, title and interest in and to the properties.  In accordance with guidance contained in ASC 805 mineral rights to explore, extract and retain at least a portion of the benefits from mineral deposits are to be considered tangible assets.  The adjustments required to appropriately record these adjustments are material to the filed financial statements, thus management is restating the October 31, 2010 amounts.

The effect of the Company's previously issued October 31, 2010  financial statement is summarized as follows:

Statements of Operations

	Three months ended October 31, 2010			Six months ended October 31, 2010
	Previously	Increase		Previously	Increase
	Reported	(Decrease)	Restated	Reported	(Decrease)		Restated
EXPENSES
Mineral exploration and consultants	$ -	$ 90,880	$ 90,880	$ -	$ 132,331		$ 132,331
Management and administrative	309,785	(289,689)	20,096	404,733	(356,979)	1	47,754
Legal and professional	-	25,338	25,338	-	29,026		29,026
Other expense (income)		1,750	1,750		(21)		(21)
NET LOSS	$ 309,785	$(171,721)	$ 138,064	$ 404,733	$(195,643)		$ 209,090

1

Stock options granted in the period ended October 31, 2010 totalling  were subsequently rescinded in their entirety.  For the quarters ended January 31, 2011 and October 31, 2010 stock option expense of $170,645 and $85,322 respectively was rescinded.

NOTE 10 - SUBSCRIPTIONS PAYABLE

During the three months ended October 31, 2011, the Company received $274,052 in deposits pursuant to the proposed issuance of a short-term debenture, anticipated to be convertible into shares of the Company's common stock.  Issuance of such debenture is estimated to be completed shortly after the effective date of the reverse stock split as discussed in Note 11.

NOTE 11 - REVERSE STOCK SPLIT

On or about November 30, 2011 the Company received written consents in lieu of a special meeting of the Board and of the Shareholders authorizing the Board to undertake a 1:6 reverse split of the Company's common shares. Pursuant to the reverse split, holders of Star Gold common stock, as of November 30, 2011 (the "Record Date"), will receive one (1) share of Star Gold common stock in exchange for every six (6) shares of Star Gold common stock held by the shareholder on the Record Date (the "Reverse Split").  Following the execution of the Reverse Split the number of issued and outstanding shares of Star Gold common stock shall be reduced from 63,260,000 to approximately 10,543,333. The Reverse Split will not be effective until the Company files a Schedule 14C with the Securities and Exchange Commission ("SEC"), clears SEC comment on the 14C and the Financial Industry Regulatory Authority ("FINRA") approves of the Reverse Split.

On a proforma basis for the three months and six months ending October 31, 2011, the weighted average number of shares outstanding based on a 1:6 reverse split would be 10,517,790 and 10,505,562 respectively.   Pro-forma Earnings Per Share would be ($.02) and ($.03) for the three and six months ending October 31, 2011

NOTE 12 -SUBSEQUENT EVENTS

On November 1, 2011, the Company issued 150,000 shares of common stock to one vendor in lieu of cash payment for services provided.  These shares were valued at $0.06 per share or $9,000, representing the fair value of the shares at the date of grant.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

The Board of Directors believes it is in the best interest of the Company to amend its Articles of Incorporation, amending certain Articles and adding additional Articles, as follows:

ARTICLE FOUR (CAPITAL STOCK)

Amended to allow the Board of Directors, without limitation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of Preferred Stock.

ARTICLE TWELVE (LIABILITY OF DIRECTORS AND OFFICERS)

Amended to allow protection from liability for directors of the Company to the fullest extent permitted by NRS 78.

ARTICLE THIRTEEN (ACQUISITION OF CONTROLLING INTEREST)

Added Article Thirteen to elect not to be governed by NRS 78.378 to 78.3793.

ARTICLE FOURTEEN (COMBINATIONS WITH INTEREST STOCKHOLDERS)

Added Article Fourteen to elect not to be governed by NRS 78.411 to 78.444.

ARTICLE FIFTEEN (INDEMNIFICATION)

Added Article Fifteen to add indemnification for certain persons, as permitted by Nevada Revised Statutes.

ARTICLE SIXTEEN (INCREASING OR DECREASING SHARES OF ISSUED STOCK)

Added Article Sixteen to allow the Board of Directors, without limitation, to increase or decrease the number of shares of issued stock.

A copy of the proposed Amended Articles is attached hereto and incorporated herein by reference.

EFFECTIVE DATE OF AMENDMENTS

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the actions stated herein, shall not occur until a date at least ten (10) days after the date on which this Information Statement has been mailed to the Stockholders.  The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 7, 2012.

By Order of the Board

January 20, 2012

/s/ Kelly Stopher

Kelly Stopher, CFO